THE HENNESSY
                                  FUNDS, INC.

                               SEMIANNUAL REPORT
                               DECEMBER 31, 2002

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                    Hennessy Total Return Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                            THE HENNESSY FUNDS, INC.

                                                                   February 2003

To the Shareholders of Hennessy Funds:

During the past twelve months the financial markets have been skittish for a myriad of reasons, the most recent being the pending conflict with Iraq and the actions of North Korea. As if this was not enough, the fragile economy has had to deal with renewed threats of terrorism. With all of this bad news dragging down the markets it is easy to see why investors have been taking money off the table. But is that the right thing to do?

Well for one thing, we believe that the market is due to turn around at any time. Markets tend to fall hard when there is uncertainty in the world and tend to rise when investors are feeling their absolute worst. We also believe it is almost impossible to pick the bottom or top of the market. So, if you want to participate in the next upswing in the market, you should consider being invested now. With that said, where should one invest? We firmly believe it is in dividend yielding stocks, like the ones selected in the Hennessy Balanced Fund and the Hennessy Total Return Fund.1<F1> Historically, dividend investing has provided investors with lower volatility than the overall market because the ability of a company to pay dividends has been a good indicator of its economic sustainability. Given the current low consumer confidence levels, we believe that should Bush's proposal to eliminate the grossly unfair double taxation of dividends pass congress, investors will seek out these companies to realize a tax free rate of return which recently compared well against five and ten year Government bonds. We believe the Total Return Fund and Balanced Fund are in excellent position to reap the potential benefits should the proposal pass.

For the six month period of June 30, 2002 through December 31, 2002, the Hennessy Balanced Fund was down -3.88%, and the Hennessy Total Return Fund was down -7.17%. During this period, both Funds outperformed the S&P 500 Index and the Dow Jones Industrial Averages, which returned -10.30% and -8.70%, respectively. We believe the funds performed better than the indices, because we employ a specific formula investing in lower risk, high dividend yielding stocks from the Dow Jones Industrial Average, such as Eastman Kodak and Du Pont. The investments in Short Term Government Securities mitigated our down side as the market fell to multi year lows in October 2002.

At Hennessy, we pride ourselves in our commitment to our disciplined value-oriented investment strategies even in these uncertain times. We believe that this disciplined approach will help us produce consistent returns over time. Thank you for continuing to choose Hennessy Funds as your investment partner. If you have any questions or need more information, please don't hesitate to give us a call at (800) 966-4354 or visit or website at www.hennessy-funds.com.

Sincerely,

/s/Neil Hennessy

Neil Hennessy
President & Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                            Average Annual    Since Inception
                                One Year   Five Year Return   (inception date)
                                --------   ----------------   ----------------
 Hennessy Balanced Fund          -4.55%          1.90%             4.71%
                                                                  (3/8/96)
 S&P 500 Index                  -22.10%         -0.58%             5.29%
                                                                  (3/8/96)
 DJIA                           -15.01%          2.85%             6.70%
                                                                  (3/8/96)
 Hennessy Total Return Fund      -8.69%          n/a              -0.17%
                                                                 (7/29/98)
 S&P 500 Index                  -22.10%          n/a              -4.10%
                                                                 (7/29/98)
 DJIA                           -15.01%          n/a               0.21%
                                                                 (7/29/98)

Past performance is not an indication of future returns. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance returns assume all dividends and capital gains were reinvested in the Funds, and reflect a fee waiver in effect for the Hennessy Total Return Fund. In the absence of such waiver, returns would be reduced. References to specific securities should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for additional portfolio information, including percentages of holdings.

1<F1> The opinion expressed above reflects that of Neil Hennessy and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Please consult an investment professional for advice concerning your particular circumstances.

The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

Quasar Distributors, LLC, Distributor.

Mutual fund investing involves risk. For use only when accompanied or preceded by a current prospectus. 03/03

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

                                                                     HENNESSY
                                                      HENNESSY        TOTAL
                                                    BALANCED FUND  RETURN FUND
                                                    -------------  -----------
ASSETS:
Investments, at value (cost $16,101,524
  and $5,941,800 respectively)                       $15,009,269    $5,473,196
Dividends and interest receivable                         71,204         6,748
Receivable for fund shares issued                         54,020        16,900
Other assets                                              10,165        14,647
                                                     -----------    ----------
   Total Assets                                       15,144,658     5,511,491
                                                     -----------    ----------

LIABILITIES:
Payable to Adviser                                         7,674         1,175
Reverse repurchase agreement                                  --     1,181,110
Accrued expenses and other payables                       22,229        10,668
                                                     -----------    ----------
   Total Liabilities                                      29,903     1,192,953
                                                     -----------    ----------

NET ASSETS                                           $15,114,755    $4,318,538
                                                     -----------    ----------
                                                     -----------    ----------

NET ASSETS CONSIST OF:
Capital stock                                        $16,356,895    $4,967,954
Undistributed net investment income                          972           911
Accumulated undistributed net realized
  losses on investments                                 (150,857)     (181,723)
Unrealized net depreciation on investments            (1,092,255)     (468,604)
                                                     -----------    ----------
   Total Net Assets                                  $15,114,755    $4,318,538
                                                     -----------    ----------
                                                     -----------    ----------

Shares authorized ($.0001 par value)                 100,000,000   100,000,000
Shares issued and outstanding                          1,499,855       478,195

Net asset value, offering price and
  redemption price per share                         $     10.08    $     9.03
                                                     -----------    ----------
                                                     -----------    ----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

                                                                     HENNESSY
                                                      HENNESSY        TOTAL
                                                    BALANCED FUND  RETURN FUND
                                                    -------------  -----------
INVESTMENT INCOME:
   Dividend income                                    $ 138,123     $  50,467
   Interest income                                       75,148        12,743
                                                      ---------     ---------
       Total investment income                          213,271        63,210
                                                      ---------     ---------

EXPENSES:
   Investment advisory fees                              44,198        10,406
   Administration fees                                   19,826         4,643
   Distribution fees                                     18,416         4,336
   Federal and state registration fees                    7,932         7,136
   Professional fees                                     11,870         9,930
   Reports to shareholders                                2,306           774
   Directors' fees and expenses                           2,110         1,434
   Other                                                    741           184
                                                      ---------     ---------
   Total operating expenses before interest expense     107,399        38,843
   Interest expense                                          --         7,543
   Less, expense reimbursement                               --        (5,023)
                                                      ---------     ---------
       Net expenses                                     107,399        41,363
                                                      ---------     ---------
NET INVESTMENT INCOME                                   105,872        21,847
                                                      ---------     ---------

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains (losses) on investments            27,104        (9,040)
   Change in unrealized depreciation on investments    (732,017)     (267,023)
                                                      ---------     ---------
       Net loss on investments                         (704,913)     (276,063)
                                                      ---------     ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(599,041)    $(254,216)
                                                      ---------     ---------
                                                      ---------     ---------

                     See notes to the financial statements.

HENNESSY TOTAL RETURN FUND
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED DECEMBER 31, 2002

Cash Flows From Operating Activities:
   Net decrease in net assets from operations                      $  (254,216)
   Adjustments to reconcile net decrease in net assets from
    operations to net cash provided by operating activities:
       Purchase of investment securities                            (9,183,724)
       Proceeds on sale of securities                                7,587,853
       Decrease in other receivables, net                               88,700
       Increase in other assets                                         (5,306)
       Decrease in accrued expenses and other payables                 (15,746)
       Net accretion of discount on securities                         (10,341)
       Net realized loss on investments                                  9,040
       Unrealized depreciation on securities                           267,023
                                                                   -----------
           Net cash used by operating activities                   $(1,516,717)
                                                                   -----------

Cash Flows From Financing Activities:
   Increase in reverse repurchase agreements                       $   419,298
   Proceeds on shares sold                                           1,394,137
   Payment on shares repurchased                                      (296,225)
   Cash dividends paid                                                    (493)
                                                                   -----------
           Net cash provided by financing activities               $ 1,516,717
                                                                   -----------
           Net increase (decrease) in cash                                  --

Cash at beginning of period                                                 --
                                                                   -----------
Cash at end of period                                              $        --
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 HENNESSY BALANCED FUND              HENNESSY TOTAL RETURN FUND
                                                            ----------------------------------   ----------------------------------
                                                            SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                            DECEMBER 31, 2002    JUNE 30, 2002   DECEMBER 31, 2002    JUNE 30, 2002
                                                            -----------------    -------------   -----------------    -------------
OPERATIONS:
   Net investment income                                      $   105,872         $   205,659        $   21,847         $   34,913
   Net realized gains (losses) on investments                      27,104              11,563            (9,040)            41,815
   Change in unrealized appreciation
     (depreciation) on investments                               (732,017)           (691,308)         (267,023)          (285,468)
                                                              -----------         -----------        ----------         ----------
   Net decrease in net assets
     resulting from operations                                   (599,041)           (474,086)         (254,216)          (208,740)
                                                              -----------         -----------        ----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    (103,713)           (207,121)          (20,311)           (35,538)
   From net realized gains                                        (82,379)           (523,121)               --                 --
                                                              -----------         -----------        ----------         ----------
                                                                 (186,092)           (730,242)          (20,311)           (35,538)
                                                              -----------         -----------        ----------         ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                                813,054           2,677,176         1,410,237            999,258
   Shares issued to holders in
     reinvestment of dividends                                    182,887             724,599            19,818             34,545
   Cost of shares redeemed                                       (429,291)         (2,101,391)         (296,225)          (455,153)
                                                              -----------         -----------        ----------         ----------
   Net increase in net assets
     resulting from capital share transactions                    566,650           1,300,384         1,133,830            578,650
                                                              -----------         -----------        ----------         ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                                  (218,483)             96,056           859,303            334,372

NET ASSETS:
   Beginning of period                                         15,333,238          15,237,182         3,459,235          3,124,863
                                                              -----------         -----------        ----------         ----------
   End of period                                              $15,114,755         $15,333,238        $4,318,538         $3,459,235
                                                              -----------         -----------        ----------         ----------
                                                              -----------         -----------        ----------         ----------
   Undistributed net investment
     income, end of period                                    $       972         $        --        $      911         $       --
                                                              -----------         -----------        ----------         ----------

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                                     80,308             243,621           155,608             97,713
   Shares issued to holders as
     reinvestment of dividends                                     18,168              67,053             2,247              3,546
   Shares redeemed                                                (42,140)           (192,156)          (33,401)           (45,269)
                                                              -----------         -----------        ----------         ----------
   Net increase                                                    56,336             118,518           124,454             55,990
                                                              -----------         -----------        ----------         ----------
                                                              -----------         -----------        ----------         ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS


                                                                                HENNESSY BALANCED FUND
                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         DECEMBER 31,                        YEAR ENDED JUNE 30,
                                                             2002             2002       2001       2000       1999        1998
                                                       ----------------       ----       ----       ----       ----        ----
                                                          (UNAUDITED)
PER SHARE DATA:
   Net asset value, beginning of period                     $10.62           $11.50     $10.37     $12.56     $12.23      $11.67

   Income from investment operations:
       Net investment income                                  0.07             0.15       0.27       0.28       0.28        0.29
       Net realized and unrealized
         gains (losses) on securities                        (0.48)           (0.50)      1.25      (1.53)      0.83        0.73
                                                            ------           ------     ------     ------     ------      ------
           Total from investment operations                  (0.41)           (0.35)      1.52      (1.25)      1.11        1.02
                                                            ------           ------     ------     ------     ------      ------

   Less Distributions:
       Dividends from net investment income                  (0.07)           (0.15)     (0.27)     (0.28)     (0.28)      (0.29)
       Dividends from realized capital gains                 (0.06)           (0.38)     (0.12)     (0.66)     (0.50)      (0.17)
                                                            ------           ------     ------     ------     ------      ------
           Total distributions                               (0.13)           (0.53)     (0.39)     (0.94)     (0.78)      (0.46)
                                                            ------           ------     ------     ------     ------      ------
   Net asset value, end of period                           $10.08           $10.62     $11.50     $10.37     $12.56      $12.23
                                                            ------           ------     ------     ------     ------      ------
                                                            ------           ------     ------     ------     ------      ------
TOTAL RETURN                                                -3.88%(1)<F2>    -3.12%     14.85%    -10.40%      9.61%       8.80%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                 $15,115          $15,333    $15,237    $16,080    $24,041     $23,496
   Ratio of net expenses to average net assets:
       Before expense reimbursement                          1.46%(2)<F3>     1.84%      1.87%      1.61%      1.55%       2.39%
       After expense reimbursement                           1.46%(2)<F3>     1.84%      1.87%      1.61%      1.55%       1.64%
   Ratio of net investment income
     to average net assets:
       Before expense reimbursement                          1.44%(2)<F3>     1.33%      2.39%      2.36%      2.28%       1.69%
       After expense reimbursement                           1.44%(2)<F3>     1.33%      2.39%      2.36%      2.28%       2.44%
   Portfolio turnover rate                                  11.22%           45.95%     46.91%     31.16%     28.92%      23.24%

(1)<F2>   Not annualized.
(2)<F3>   Annualized.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                             HENNESSY TOTAL RETURN FUND
                                                      -------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                                             JULY 29, 1998(1)<F4>
                                                      DECEMBER 30,            YEARS ENDED JUNE 30,                THROUGH
                                                          2002           2002         2001         2000        JUNE 30, 1999
                                                      ------------       ----         ----         ----        -------------
                                                      (UNAUDITED)
PER SHARE DATA:
   Net asset value, beginning of period                  $ 9.78         $10.49       $ 8.62       $10.70          $10.00

   Income from investment operations:
       Net investment income                               0.05           0.11         0.24         0.22            0.31
       Net realized and unrealized
         gains (losses) on securities                     (0.75)         (0.71)        1.87        (2.08)           0.70
                                                         ------         ------       ------       ------          ------
           Total from investment operations               (0.70)         (0.60)        2.11        (1.86)           1.01
                                                         ------         ------       ------       ------          ------

   Less Distributions:
       Dividends from net investment income               (0.05)         (0.11)       (0.24)       (0.22)          (0.31)
       Dividends from realized capital gains                 --             --           --           --              --
                                                         ------         ------       ------       ------          ------
           Total distributions                            (0.05)         (0.11)       (0.24)       (0.22)          (0.31)
                                                         ------         ------       ------       ------          ------
   Net asset value, end of period                        $ 9.03         $ 9.78       $10.49       $ 8.62          $10.70
                                                         ------         ------       ------       ------          ------
                                                         ------         ------       ------       ------          ------
TOTAL RETURN                                             -7.17%(2)<F5>  -5.73%       24.66%      -17.50%          10.28%(2)<F5>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period               $4,319         $3,459       $3,125       $3,385          $5,422
   Ratio of net expenses to average net assets,
     excluding interest expense:
       Before expense reimbursement                       2.24%(3)<F6>   4.35%        4.54%        2.76%           4.35%(3)<F6>
       After expense reimbursement                        1.95%(3)<F6>   1.71%        1.20%        1.20%             --%(3)<F6>
   Ratio of net expenses to average net assets,
     including interest expense:
       Before expense reimbursement                       3.11%(3)<F6>   4.97%        6.06%        4.44%           5.52%(3)<F6>
       After expense reimbursement                        2.82%(3)<F6>   2.33%        2.72%        2.88%           1.17%(3)<F6>
   Ratio of interest expense to average net assets        0.43%          0.62%        1.52%        1.68%           1.17%
   Ratio of net investment income
     to average net assets:
       Before expense reimbursement                       0.97%(3)<F6>  (1.58%)      (1.06%)       0.56%          (0.90%)(3)<F6>
       After expense reimbursement                        1.26%(3)<F6>   1.06%        2.28%        2.12%           3.45%(3)<F6>
   Portfolio turnover rate                                3.63%         34.76%       48.80%       33.58%             --%(4)<F7>

(1)<F4> Commencement of operations.
(2)<F5> Not annualized.
(3)<F6> Annualized.
(4)<F7> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
               COMMON STOCKS -- 48.08%

               AEROSPACE AND AIRCRAFT -- 1.93%
     12,125    Honeywell International Inc.                        $   291,000
                                                                   -----------

               AUTOMOBILES & TRUCKS -- 3.91%
     16,050    General Motors Corporation                              591,603
                                                                   -----------

               BANK & BANK HOLDING COMPANY -- 4.53%
     28,500    J.P. Morgan Chase & Co.                                 684,000
                                                                    __________
               CAPITAL GOODS -- 4.95%
     16,375    Caterpillar Inc.                                        748,665
                                                                   -----------

               CHEMICALS -- 5.00%
     17,825    E. I. du Pont de Nemours and Company                    755,780
                                                                   -----------

               CONSUMER DURABLES -- 5.70%
     24,600    Eastman Kodak Company                                   861,984
                                                                   -----------

               CONSUMER PRODUCTS -- 5.04%
     13,450    Merck & Co. Inc.                                        761,404
                                                                   -----------

               ENERGY -- 2.58%
     11,175    Exxon Mobil Corporation                                 390,454
                                                                   -----------

               FOOD, BEVERAGE & TOBACCO -- 4.35%
     16,225    Philip Morris Companies Inc.                            657,599
                                                                   -----------

               MANUFACTURING -- 2.34%
      1,550    Alcoa Inc.                                               35,309
     11,425    General Electric Company                                278,199
        325    3M Co.                                                   40,073
                                                                   -----------
                                                                       353,581
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 2.93%
     12,675    International Paper Company                             443,245
                                                                   -----------

               TELECOMMUNICATIONS -- 4.82%
     26,850    SBC Communications Inc.                                 727,904
                                                                   -----------
               TOTAL COMMON STOCKS (Cost $8,378,021)                 7,267,219
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS -- 51.22%

               U.S. GOVERNMENT -- 49.92%
               U.S. Treasury Notes:
 $  190,000    4.75%, 01-31-2003                                       190,534
    268,000    4.625%, 02-28-2003                                      269,424
    879,000    4.25%, 03-31-2003                                       885,524
    490,000    4.00%, 04-30-2003                                       494,536
    313,000    5.75%, 04-30-2003                                       317,634
    892,000    5.50%, 05-31-2003                                       907,575
  1,466,000    3.875%, 06-30-2003                                    1,485,298
    293,000    3.875%, 07-31-2003                                      297,486
    832,000    3.625%, 08-31-2003                                      845,130
  1,034,000    2.75%, 09-30-2003                                     1,045,794
    295,000    2.75%, 10-31-2003                                       298,711
    500,000    3.00%, 11-30-2003                                       508,028
                                                                   -----------
               TOTAL U.S. GOVERNMENT (Cost $7,527,127)               7,545,674
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F8> -- 1.30%
     52,919    American Family Financial Services, Inc., 1.04%          52,919
     91,655    Wisconsin Corporate Central Credit Union, 1.09%          91,655
     51,802    Wisconsin Electric Power Company, 1.04%                  51,802
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $196,376)        196,376
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $7,723,503)        7,742,050
                                                                   -----------
               TOTAL INVESTMENTS -- 99.30% (Cost $16,101,524)       15,009,269
               Other Assets and Liabilities, Net -- 0.70%              105,486
                                                                   -----------
               NET ASSETS -- 100.0%                                $15,114,755
                                                                   -----------
                                                                   -----------

#<F8> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2002 .

                     See notes to the financial statements.

HENNESSY TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
               COMMON STOCKS -- 75.77%

               AEROSPACE AIRCRAFT -- 4.56%
      8,200    Honeywell International Inc.                        $   196,800
                                                                   -----------

               AUTOMOBILES & TRUCKS -- 6.49%
      7,600    General Motors Corporation                              280,136
                                                                   -----------

               BANK & BANK HOLDING COMPANY -- 7.20%
     12,950    J.P. Morgan Chase & Co.                                 310,800
                                                                   -----------

               CAPITAL GOODS -- 7.83%
      7,400    Caterpillar Inc.                                        338,328
                                                                   -----------

               CHEMICALS -- 8.05%
      8,200    E. I. du Pont de Nemours and Company                    347,680
                                                                   -----------

               CONSUMER DURABLES -- 9.19%
     11,325    Eastman Kodak Company                                   396,828
                                                                   -----------

               CONSUMER PRODUCTS -- 5.96%
      4,550    Merck & Co. Inc.                                        257,576
                                                                   -----------

               ENERGY -- 4.75%
      5,875    Exxon Mobil Corporation                                 205,272
                                                                   -----------

               FOOD, BEVERAGE & TOBACCO -- 6.92%
      7,375    Philip Morris Companies Inc.                            298,909
                                                                   -----------

               MANUFACTURING -- 2.85%
      1,150    Alcoa Inc.                                               26,197
      3,975    General Electric Company                                 96,791
                                                                   -----------
                                                                       122,988
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 4.74%
      5,850    International Paper Company                             204,574
                                                                   -----------

               TELECOMMUNICATIONS -- 7.23%
     11,525    SBC Communications Inc.                                 312,443
                                                                   -----------
               TOTAL COMMON STOCKS (Cost $3,740,938)                 3,272,334
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS -- 50.97%

               U.S. GOVERNMENT -- 46.61%
               U.S. Treasury Bills:
 $2,016,000    1.65%, 02-27-2003*<F10>                               2,012,701
                                                                   -----------
               TOTAL U.S. GOVERNMENT (Cost $2,012,701)               2,012,701
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F9> -- 4.36%
     62,392    American Family Financial Services, Inc., 1.04%          62,392
     63,376    Wisconsin Corporate Central Credit Union, 1.09%          63,376
     62,393    Wisconsin Electric Power Company, 1.04%                  62,393
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $188,161)        188,161
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $2,200,862)        2,200,862
                                                                   -----------
               TOTAL INVESTMENTS -- 126.74% (Cost $5,941,800)        5,473,196
               Other Liabilities and Assets, Net -- (26.74%)        (1,154,658)
                                                                   -----------
               NET ASSETS -- 100.0%                                $ 4,318,538
                                                                   -----------
                                                                   -----------

#<F9> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2002.
*<F10> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1).  ORGANIZATION

     The Hennessy Funds, Inc. (the "Company"), organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios (the "Funds"): The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Balanced
Fund") and   The Hennessy Funds, Inc. -- Hennessy Total Return Fund (the "Total
Return Fund"). Both Funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in Treasury Securities and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average (the "DJIA"). Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

     The Total Return Fund's investment objective is to achieve total return that in the long run will exceed that of the DJIA. The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Total Return Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Total Return Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2002 was as follows:

                                         HENNESSY            HENNESSY
                                         BALANCED             TOTAL
                                           FUND            RETURN FUND
                                         --------          -----------
Distributions paid from:
     Ordinary income                    $215,294             $35,538
     Long-term capital gain              514,948                  --
                                        --------             -------
                                        $730,242             $35,538
                                        --------             -------
                                        --------             -------

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS

     The Total Return Fund has entered into reverse repurchase agreements with UBS PaineWebber, Inc., under which the Total Return Fund sells securities and agrees to repurchase them later at a mutually agreed upon price. For the period ended December 31, 2002, the average daily balance and average interest rate in effect for reverse repurchase agreements was $868,937 and 1.77%, respectively. At December 31, 2002, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on February 27, 2003, was 1.40% and represented 21.43% of the Total Return Fund's total assets.

4).  INVESTMENT TRANSACTIONS

     During the period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                         HENNESSY            HENNESSY
                                         BALANCED             TOTAL
                                           FUND            RETURN FUND
                                         --------          -----------
     Purchases                          $1,657,264          $1,051,576
     Sales                                $783,779             $93,350

     The following balances for the Funds are as of December 31, 2002:

                                         HENNESSY            HENNESSY
                                         BALANCED             TOTAL
                                           FUND            RETURN FUND
                                         --------          -----------
     Cost for federal
       income tax purposes             $16,101,524          $5,941,800
     Net tax unrealized
       depreciation                     (1,491,525)           (592,233)
     Tax basis gross
       unrealized
       appreciation                        399,270             123,629
     Tax basis gross
       unrealized
       depreciation                     (1,092,255)           (468,604)

     At June 30, 2002, the Total Return Fund had tax basis capital losses of $129,054, which may be carried over to offset future capital gains. Such losses expire June 30, 2009.

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Company has entered into investment advisory agreements (the "Agreements") with Hennessy Advisors, Inc. (the "Manager"). The Manager is a registered investment advisor. Hennessy Advisors, Inc. was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of the Company.

     Pursuant to the Agreements, the Manager is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Quasar Distributors, LLC serves as the distributor to each of the Funds. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

     The Manager reimbursed the Total Return Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 1.10% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.95%. Accordingly, during the period ended December 31, 2002 the Manager waived advisory fees and reimbursed other fund expenses in the amount of $5,023.

     U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

6).  ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

                                         TERM OF                                            # OF FUNDS   OTHER
                         POSITION(S)     OFFICE AND                                         IN COMPLEX   DIRECTORSHIPS
                         HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION                OVERSEEN     HELD BY
NAME, AGE AND ADDRESS    THE COMPANY     TIME SERVED    DURING PAST FIVE YEARS              BY DIRECTOR  DIRECTORS
---------------------    -----------     -----------    ----------------------              -----------  -------------

INDEPENDENT DIRECTORS

Robert T. Doyle, 55      Independent     Indefinite     Currently the Sheriff of Marin            4      Director of The
87 Washington St.        Director        Term;          County, California (since 1996)                  Hennessy Mutual Funds, Inc.
Novato, CA  94947                        Served since   and has been employed in the
                                         January 1996.  Marin County Sheriff's Office
                                                        in various capacities since 1969.

J. Dennis DeSousa, 66    Independent     Indefinite     Currently a real estate investor;         4      Director of The
340 Singing Brook        Director        Term;          Owner/director, North Bay                        Hennessy Mutual Funds, Inc.
Circle                                   Served since   Television, Inc. (1985-1999).
Santa Rosa, CA  95409                    January 1996.

Harry F. Thomas, 55      Independent     Indefinite     Currently a retired business              4      Director of The
50 Shields Lane          Director        Term;          executive; Managing Director                     Hennessy Mutual Funds, Inc.
Novato, CA  94945                        Served since   of Emplifi, Inc. (1999-2001);
                                         May 2002.      Vice President and Manager,
                                                        Employee Benefit Trust
                                                        Operation of Wells Fargo Bank
                                                        (1997-1999); and Trust Systems
                                                        Manager and Vice President of
                                                        Wells Fargo Bank since 1992.

INTERESTED DIRECTOR

Neil J. Hennessy, 46     Director,       Indefinite     President of the Manager since 1989;      4      Director of The
Hennessy Advisors, Inc.  President       Term;          President and Investment Manager of              Hennessy Mutual Funds, Inc.
The Courtyard Square     and Treasurer   Served since   The Hennessy Funds, Inc. since 1996.             and Hennessy Advisors, Inc.
750 Grant Ave., Ste. 100                 January 1996.
Novato, CA  94945

INVESTMENT ADVISORS
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH  45202

DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Harry F. Thomas

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.